UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 12, 2017

 StoneMor Partners L.P.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania	19053
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (215) 826-2800
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On December 12, 2017, StoneMor Partners L.P. (the “Partnership”) issued a press release (the “Press Release”) that included certain highlights of the Partnership’s financial condition and results of operations as of and for the fiscal quarter ended June 30, 2017, including information about the Partnership’s revenues for the three and six months ended June 30, 2017, its operating cash flows for the six months ended June 30, 2017 and its outstanding debt, the amount available under its revolving credit facility and its cash and cash equivalents, in each case as of June 30, 2017. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Partnership pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 7.01	Regulation FD Disclosure

In addition to the information described in Item 2.02 of this Current Report on Form 8-K, the Press Release also announced, among other things, that (i) the Partnership filed its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2017 on December 12, 2017, (ii) the Partnership anticipates filing its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 (the “Third Quarter Form 10-Q”) no later than January 25, 2018, (iii) the Board of Directors (the “Board”) of the general partner of the Partnership has concluded that it is not in the best interest of the Partnership’s unitholders to pay to unitholders a distribution with respect to the second or third quarter of 2017 and (iv) the Board expects to consider appropriate levels of distributions if and as conditions improve.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Partnership pursuant to the Securities Act or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated December 12, 2017*

*	Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC its general partner

Date: December 12, 2017	By:	/s/ Mark L. Miller
Mark L. Miller
Chief Financial Officer and Senior Vice President